Events subsequent to the December 31 consolidated balance sheet date	12 Months Ended
Dec. 31, 2019
Disclosure of non-adjusting events after reporting period [abstract]
Events subsequent to the December 31 consolidated balance sheet date
31. Events subsequent to the December 31, 2019, consolidated balance sheet date
Significant transaction closed in January 2020
On November 23, 2019, Novartis entered into an agreement and plan of merger with The Medicines Company, New Jersey, USA. The transaction was completed on January 6, 2020. For details see Note 2, significant transaction entered into in 2019 and closed in 2020.
Increase in current financial debts
On January 7, 2020, Novartis borrowed USD 7 billion under a short-term credit facility with a syndicate of banks. For additional information, see Note 29.
Dividend proposal for 2019 and approval of the Group’s 2019 consolidated financial statements
On January 28, 2020, the Novartis AG Board of Directors proposed the acceptance of the 2019 consolidated financial statements of the Novartis Group for approval by the Annual General Meeting on February 28, 2020. Furthermore, also on January 28, 2020, the Board proposed a dividend of CHF 2.95 per share to be approved at the Annual General Meeting on February 28, 2020. If approved, total dividend payments would amount to approximately USD 7.0 billion (2018: USD 6.6 billion), using the CHF/USD December 31, 2019, exchange rate.